UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (October 30, 2008): October 30, 2008

LABARGE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-05761	73-0574586
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
9900 Clayton Road, St. Louis, Missouri	63124
(Address of principal executive offices)	(Zip Code)

(314) 997-0800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On October 30, 2008, LaBarge, Inc. issued a press release announcing its financial results for the fiscal 2009 first quarter ended September 28, 2008.  A copy of the press release is attached hereto and hereby incorporated by reference.

The information set forth in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Regulation FD and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, may contain forward-looking statements that are based on management’s expectations and beliefs concerning future events impacting the Registrant.  Certain matters contained herein are based upon information available to management as of the date hereof.  These forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict.  As a result, actual results may differ materially and adversely from those expressed in any forward-looking statement.  Factors that may cause such a difference include, but are not limited to, risks and uncertainties described in the Registrant’s Annual and Quarterly Reports on Form 10-K and 10-Q filed with the Securities and Exchange Commission.  The Registrant undertakes no obligation to revise or update publicly any forward-looking statements, except as required by law.

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release for LaBarge, Inc. for the fiscal 2009 first quarter ended September 28, 2008, and forward-looking statements relating to the 2009 fiscal year, as presented in a press release dated October 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 30, 2008

LABARGE, INC.

		By:	/s/Donald H. Nonnenkamp
		Name:	Donald H. Nonnenkamp
		Title:	Vice President, Chief Financial Officer and Secretary